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                                                                      Exhibit 24


                                POWER OF ATTORNEY


         We, the undersigned directors of Frisch's Restaurants, Inc. (the "Company") hereby appoint W. Gary King and Donald H. Walker or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Frisch's Restaurants, Inc. Employee Stock Option Plan, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statement and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 10th day of September, 1998.

Signature                                               Title
---------                                               -----


/s/ Daniel W. Geeding                                  Director
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Daniel W. Geeding


/s/ Christopher B. Hewett                              Director
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Christopher B. Hewett


/s/ Malcolm M. Knapp                                   Director
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Malcolm M. Knapp


/s/ Blanche F. Maier                                   Director
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Blanche F. Maier


/s/ Craig F. Maier                                     Director
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Craig F. Maier


/s/ Jack C. Maier                                      Director
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Jack C. Maier




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/s/ William A. Mauch                                   Director
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William A. Mauch


                                                       Director
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Barry S. Nussbaum


                                                       Director
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Jerry L. Ruyan



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